Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies
Commitments and Contingencies
8. Commitments and Contingencies
The Company is subject to various legal proceedings and claims that arise in the ordinary course of its business. Management believes that the final outcome of such matters will not have a material adverse effect on the Company’s financial position or results of operations.
In the normal course of business, the Company enters into various types of commitments to purchase real estate properties. These commitments are generally subject to the Company’s customary due diligence process and, accordingly, a number of specific conditions must be met before the Company is obligated to purchase the properties. As of December 31, 2025, the Company had commitments to its customers to fund improvements to owned or mortgaged real estate properties totaling approximately $302.6 million, of which $290.1 million is expected to be funded in the next twelve months. These additional investments will generally result in increases to the rental revenue or interest income due under the related contracts.
The Company has entered into lease agreements with an unrelated third party for its corporate office space that will expire in July 2027 and July 2029; the leases each allow for one five-year renewal period at the option of the Company. For the years ended December 31, 2025, December 31, 2024, the period from February 3, 2023 through December 31, 2023 and the period from January 1, 2023 through February 2, 2023, total rent expense was $946,000, $946,000, $874,000 and $77,000, respectively, which is included in general and administrative expense on the consolidated statements of operations. At December 31, 2025, the Company’s future minimum rental commitment under this noncancelable operating lease, excluding the renewal option period, was approximately $1.0 million in 2026, $701,000 in 2027, $188,000 in 2028 and $104,000 in 2029. Upon adoption of ASC Topic 842, the Company recorded a right-of-use
asset and lease liability related to this lease; at December 31, 2025, the balance of the right-of-use
asset was $1.7 million, which is included in other assets, net on the consolidated balance sheets, and the balance of the related lease liability was $1.9 million.
The Company has employment agreements with each of its executive officers that provide for minimum annual base salaries, and cash incentive compensation based on the satisfactory achievement of reasonable performance criteria and objectives on an annual and multi-year basis. In the event an executive officer’s employment terminates under certain circumstances, the Company would be liable for cash severance, and continuation of healthcare benefits under the terms of the employee agreements.
The Company has a defined contribution retirement savings plan qualified under Section 401(a) of the Internal Revenue Code (the 401(k) Plan). The 401(k) Plan is available to employees who have completed 30 days of service with the Company. STORE Capital provides a matching contribution in cash, up to a maximum of 4% of compensation, which vests immediately. For the years ended December 31, 2025, December 31, 2024, the period from February 3, 2023 through December 31, 2023 and the period from January 1, 2023 through February 2, 2023, the matching contributions made by the Company totaled approximately $798,000, $746,000, $704,000 and $21,000, respectively.